UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      March 14, 2005

THE CATO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31340	56-0484485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 Denmark Road, Charlotte, North Carolina		28273-5975

(Address of Principal Executive Offices)		(Zip Code)

(704) 554-8510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE CATO CORPORATION

Item 2.02.	Results of Operations and Financial Condition.

On March 15, 2005, The Cato Corporation (the “Company”) issued a press release regarding its preliminary financial results for the fourth quarter ending January 29, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 24, 2005, management discussed with the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) the letter issued on February 7, 2005 by the Office of the Chief Accountant of the SEC, regarding certain operating lease accounting issues and their application under generally accepted accounting principles. At a meeting held on March 14, 2005, management advised the Audit Committee that it had made a determination, similar to recent determinations by other publicly-held retail companies, that its current methods of accounting for lease expense and landlord allowances were not consistent with the SEC staff letter.

At the March 14, 2005 meeting, management and the Audit Committee, in consultation with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, discussed these operating lease accounting issues; and the Audit Committee concurred with management’s determination and concluded that the Company’s accounting for these items was incorrect and that the Company’s previously issued financial statements, including its audited consolidated financial statements for fiscal years 2002 and 2003, should not be relied upon and that its audited consolidated financial statements for fiscal years 2002 and 2003 and its interim unaudited consolidated financial statements for the first three quarters of fiscal year 2004 should be restated.

The Company’s Form 10-K to be filed for its fiscal year ended January 29, 2005 will reflect the restated information for the periods presented therein, and thereafter, the Company will file amended Forms 10-Q/A to reflect the restated information for the first three fiscal quarters of the fiscal year ended January 29, 2005.

On March 15, 2005, the Company issued a press release describing the matters set forth above, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1 – Press Released issued March 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

March 16, 2005	/s/ John P. Derham Cato

Date	John P. Derham Cato
Chairman, President and Chief Executive Officer

March 16, 2005	/s/ Michael O. Moore

Date	Michael O. Moore
Executive Vice President
Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Exhibit No.
Press Release issued March 15, 2005	99.1

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